SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 23, 2019

SiteOne Landscape Supply, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37760	46-4056061
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

300 Colonial Parkway, Suite 600 Roswell, Georgia	30076
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:

(470) 277-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

SiteOne Landscape Supply, Inc. (the “Company”) is filing this Amendment No. 1 to the Company’s Current Report on Form 8-K filed on January 23, 2019 (the “Original Report”) to amend the information provided in Item 5.02 therein regarding the effective date of resignation of Pascal Convers as the Company’s Executive Vice President of Strategy, Development and Investor Relations. All other information in the Original Report remains unchanged.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

As previously described in the Original Report, on January 23, 2019, Pascal Convers shared his intention to resign from the Company. Mr. Convers’ resignation was originally set to become effective as of February 28, 2019. In order to ensure a smooth transition, Mr. Convers has agreed to remain an employee of the Company until April 30, 2019. Accordingly, the Original Report is hereby amended to provide that Mr. Convers’ resignation from the Company will be effective as of April 30, 2019.

(e)

In connection with Mr. Convers’ resignation, Mr. Convers and the Company executed a Consulting Agreement (the “Agreement”), a copy of which is attached as Exhibit 10.1. The Agreement provides, among other things, that Mr. Convers will remain with the Company until April 30, 2019 and thereafter, from May 1, 2019 until July 31, 2019, will make himself available to the Company in a consulting capacity (the “Consulting Period”). Pursuant to the Agreement, Mr. Convers will be paid a fee of $25,000 per month during the Consulting Period.

The preceding summary of the material terms of the Agreement is qualified in its entirety by the full text of the Agreement, which is filed herewith as Exhibit 10.1.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Consulting Agreement between Pascal Convers and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITEONE LANDSCAPE SUPPLY, INC.

	By:	/s/ Briley Brisendine
Briley Brisendine
Executive Vice President, General Counsel and
Date: February 15, 2019		Secretary

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K/A

10.1	Consulting Agreement between Pascal Convers and the Company.